EXHIBIT 99.11

                                   $6,472,000
                                  (Approximate)
                          GSAA Home Equity Trust 2005-2
                     GS Mortgage Securities Corp., Depositor
                            Asset-Backed Certificates


Overview of the Offered Certificates
------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Initial
               Approximate                     Primary        Expected        Pass     Estimated     Principal
                Principal     Certificate     Collateral       Credit       Through    Avg. Life      Payment         S&P /Moody's
Certificates    Balance(1)       Type           Group        Support (3)    Rate (4)   (yrs) (5)   Window (5) (6)   Expected Ratings
------------------------------------------------------------------------------------------------------------------------------------
    B-4          $6,472,000       Sub       Group I and II        1.75%       [ ]%          4.57   02/08 - 12/11       [BBB-]/Ba1
------------------------------------------------------------------------------------------------------------------------------------

Overview of the Non-offered Certificates
----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
    1A1         $90,044,000     Sup Sr       Group I (2)         19.90%    LIBOR + [ ]%     2.24   02/05 - 12/11       [AAA]/Aaa
    1A2         $10,005,000     Sr/Mez       Group I (2)         19.90%    LIBOR + [ ]%     2.24   02/05 - 12/11       [AAA]/Aaa
    2A1        $191,715,000       Sr         Group II (2)        19.90%    LIBOR + [ ]%     1.00   02/05 - 04/07       [AAA]/Aaa
    2A2         $58,104,000       Sr         Group II (2)        19.90%    LIBOR + [ ]%     3.00   04/07 - 08/09       [AAA]/Aaa
    2A3         $48,912,000       Sr         Group II (2)        19.90%    LIBOR + [ ]%     6.19   08/09 - 12/11       [AAA]/Aaa
    M-1         $17,425,000       Mez       Group I and II       16.40%    LIBOR + [ ]%     4.85   08/08 - 12/11       [AAA]/Aa1
    M-2         $15,433,000       Mez       Group I and II       13.30%    LIBOR + [ ]%     4.78   06/08 - 12/11       [AA+]/Aa2
    M-3          $8,712,000       Mez       Group I and II       11.55%    LIBOR + [ ]%     4.74   06/08 - 12/11       [AA+]/Aa3
    M-4          $8,712,000       Mez       Group I and II        9.80%    LIBOR + [ ]%     4.71   05/08 - 12/11        [AA]/A1
    M-5          $8,712,000       Mez       Group I and II        8.05%    LIBOR + [ ]%     4.69   04/08 - 12/11        [AA-]/A2
    M-6          $7,468,000       Mez       Group I and II        6.55%    LIBOR + [ ]%     4.68   03/08 - 12/11        [A+]/A3
    B-1          $6,223,000       Sub       Group I and II        5.30%    LIBOR + [ ]%     4.66   03/08 - 12/11        [A]/Baa1
    B-2          $6,223,000       Sub       Group I and II        4.05%    LIBOR + [ ]%     4.66   03/08 - 12/11      [BBB+]/Baa2
    B-3          $4,979,000       Sub       Group I and II        3.05%    LIBOR + [ ]%     4.64   02/08 - 12/11       [BBB]/Baa3
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL       $482,667,000
------------------------------------------------------------------------------------------------------------------------------------

      (1) The initial aggregate principal balance of the Principal Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Principal Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month forward at 5% CPR.
      (2) The Class 1A1, Class 1A2, Class 2A1, Class 2A2 and Class 2A3 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class 1A1, Class 1A2, Class 2A1, Class 2A2 and Class 2A3 Certificates may receive principal payments from the other collateral group.
      (3)   Fully funded overcollateralization of approximately 1.75%.
      (4) See the "Structure of the Principal Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
      (5)   Assuming payment based on the pricing speeds outlined in "Key Terms
            - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
      (6) The stated final maturity date for the certificates is the Distribution Date in December 2034.

Selected Mortgage Pool Data (7)
-------------------------------

------------------------------------------------------------------------------------------------
                                                      Group I        Group II       Aggregate
------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                       $125,440,465    $374,545,495    $499,985,960
Number of Mortgage Loans:                                   620           1,473           2,093
Average Scheduled Principal Balance:                   $202,323        $254,274        $238,885
Interest Only Loans:                                        100%            100%            100%
Weighted Average Gross Coupon:                            6.650%          6.612%          6.621%
Weighted Average Net Coupon(8):                           6.144%          6.106%          6.116%
Weighted Average FICO Score:                                667             669             668
Weighted Average Original LTV Ratio:                      80.46%          80.84%          80.75%
Weighted Average Stated Remaining Term (months):            356             354             354
Weighted Average Seasoning (months):                          3               3               3
Weighted Average Months to Roll(9):                          21              21              21
Weighted Average Gross Margin(9):                          5.35%           5.31%           5.32%
Weighted Average Initial Rate Cap(9):                      1.54%           1.59%           1.57%
Weighted Average Periodic Rate Cap(9):                     1.54%           1.59%           1.57%
Weighted Average Gross Maximum Lifetime Rate(9):          13.65%          13.61%          13.62%
------------------------------------------------------------------------------------------------

      (7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
      (8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and Trustee Fee.
      (9) Represents the weighted average of the mortgage loans in the mortgage pool.


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, interest only first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by New Century Mortgage Corporation ("New Century"). 90.34%, 4.66% and 4.99% of the Mortgage Loans have an interest only term of 24, 36 and 120 months, respectively.

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of 1.75% and excess spread.

o The Mortgage Loans will be serviced by Countrywide Home Loans Servicing LP after the expected servicing transfer date of February 1, 2005 for the pool that settled on October 28, 2004 and March 1, 2005 for the pool that settled on November 30, 2004.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0502 and on Bloomberg as GSAA 05-2.

Time Table
----------

Expected Closing Date:                    January 28, 2005

Cut-off Date:                             January 1, 2005

Statistical Calculation Date:             December 1, 2004

Expected Pricing Date:                    On or before January 14, 2005

First Distribution Date:                  February 25, 2005


Key Terms
---------

Offered Certificates:                     Class B-4 Certificates

Non-Offered Certificates:                 Class A, Class M, Class B-1, Class B-2
                                          and Class B-3 Certificates

Class A Certificates:                     Class 1A and Class 2A Certificates

Class 1A Certificates:                    Class 1A1 and Class 1A2 Certificates

Class 2A Certificates:                    Class 2A1, Class 2A2 and Class 2A3
                                          Certificates

Principal Certificates:                   Class A, Class M and Class B
                                          Certificates

Class M Certificates:                     Class M-1, Class M-2, Class M-3, Class
                                          M-4, Class M-5 and Class M-6
                                          Certificates

Class B Certificates:                     Class B-1, Class B-2, Class B-3 and
                                          Class B-4 Certificates

Depositor:                                GS Mortgage Securities Corp.

Subordinate Certificates:                 Class B and Class M Certificates

Underwriter:                              Goldman, Sachs & Co.

Servicer:                                 Countrywide Home Loans Servicing LP

Trustee:                                  Deutsche Bank National Trust Company

Servicing Fee:                            50 bps

Trustee Fee:                              0.52 bps

Distribution Date:                        25th day of the month or the following
                                          Business Day

Record Date:                              For any Distribution Date, the last
                                          Business Day of the Interest Accrual
                                          Period


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Delay Days:                               24 days on the Offered Certificates

                                          0 day delay on the Non-Offered
                                          Certificates

Prepayment Period:                        The calendar month prior to the
                                          Distribution Date

Due Period:                               The period commencing on the second
                                          day of the calendar month preceding
                                          the month in which the Distribution
                                          Date occurs and ending on the first
                                          day of the calendar month in which
                                          Distribution Date occurs.

Day Count:                                30/360 basis for the Offered
                                          Certificates and actual/360 basis for
                                          the Non-Offered Certificates

Interest Accrual Period:                  For the Offered Certificates, the
                                          calendar month immediately preceding
                                          the then current Distribution Date.
                                          For the Non-Offered Certificates, from
                                          the prior Distribution Date to the day
                                          prior to the current Distribution Date
                                          except for the initial accrual period
                                          for which interest will accrue from
                                          the Closing Date

Pricing Prepayment Assumption:            28% CPR

Group I Mortgage Loans:                   Approximately $125,440,465 of Mortgage
                                          Loans with original principal balances
                                          that conform to the original principal
                                          balance limits for one-to four-family
                                          residential mortgage loan guidelines
                                          set by both Fannie Mae or Freddie Mac.

Group II Mortgage Loans:                  Approximately $374,545,495 of Mortgage
                                          Loans with original principal balances
                                          that may or may not conform to the
                                          original principal balance limits for
                                          one- to four-family residential
                                          mortgage loan guidelines set by both
                                          Fannie Mae and Freddie Mac.

Excess Spread:                            The initial weighted average net
                                          coupon of the mortgage pool will be
                                          greater than the interest payments on
                                          the Principal Certificates, resulting
                                          in excess cash flow calculated in the
                                          following manner based on the
                                          collateral as of the Statistical
                                          Calculation Date rolled 1 month
                                          forward at 5% CPR.

                                          Initial Gross WAC (1):                                                    6.6212%

                                            Less Fees & Expenses (2):                                               0.5052%
                                                                                                           ------------------------
                                          Net WAC (1):                                                              6.1160%

                                            Less Initial Principal Certificate Coupon (Approx.)(1)(3):              2.7117%
                                                                                                           ------------------------
                                          Initial Excess Spread (1):                                                3.4043%

                                          (1)   This amount will vary on each
                                                distribution date based on
                                                changes to the weighted average
                                                interest rate on the Mortgage
                                                Loans as well as any changes in
                                                day count.

                                          (2)   Includes the Servicing Fee and
                                                Trustee Fee.

                                          (3)   Assumes 1-month LIBOR equal to
                                                2.4200%, initial marketing
                                                spreads and a 30-day month. This
                                                amount will vary on each
                                                distribution date based on
                                                changes to the weighted average
                                                Pass-Through Rates on the
                                                Principal Certificates as well
                                                as any changes in day count.

Servicer Advancing:                       Yes as to principal and interest,
                                          subject to recoverability.

Compensating Interest:                    The Servicer shall provide
                                          Compensating Interest equal to the
                                          lesser of (A) the aggregate of the
                                          prepayment interest shortfalls on the
                                          Mortgage Loans for the related
                                          Distribution Date resulting from
                                          voluntary principal prepayments on the
                                          Mortgage Loans during the related
                                          Prepayment Period and (B) its
                                          aggregate Servicing Fee received for
                                          the related Distribution Date. No
                                          compensating interest will be paid in
                                          February 2005.


Optional Clean-up Call:                   The transaction has a 10% optional
                                          clean-up call.

Rating Agencies:                          Standard & Poor's Ratings Group and
                                          Moody's Investors Service, Inc.

Minimum Denomination:                     $25,000 with regard to each of the
                                          Principal Certificates.

Legal Investment:                         It is anticipated that the Offered
                                          Certificates will not be SMMEA
                                          eligible.


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

ERISA Eligible:                           No.

Tax Treatment:                            The Offered Certificates represent
                                          REMIC regular interests and, to a
                                          limited extent, interests in certain
                                          basis risk interest carryover payments
                                          pursuant to the payment priorities in
                                          the transaction, which interest in
                                          certain basis risk interest carryover
                                          payments will be treated for tax
                                          purposes as an interest rate cap
                                          contract.

Prospectus:                               The Offered Certificates will be
                                          offered pursuant to an Offering
                                          Circular. Complete information with
                                          respect to the Offered Certificates
                                          and the collateral securing them will
                                          be contained in the Offering Circular.
                                          The information herein is qualified in
                                          its entirety by the information
                                          appearing in the Offering Circular. To
                                          the extent that the information herein
                                          is inconsistent with the Offering
                                          Circular, the Offering Circular shall
                                          govern in all respects. Sales of the
                                          Offered Certificates may not be
                                          consummated unless the purchaser has
                                          received the Offering Circular. The
                                          securities described herein will not
                                          be registered with the Securities and
                                          Exchange Commission but will be sold
                                          pursuant to Rule 144A under the
                                          Securities Act of 1933.

                                          PLEASE SEE "RISK FACTORS" IN THE
                                          PROSPECTUS AND OFFERING CIRCULAR FOR A
                                          DESCRIPTION OF INFORMATION THAT SHOULD
                                          BE CONSIDERED IN CONNECTION WITH AN
                                          INVESTMENT IN THE OFFERED CERTIFICATES


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Principal Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the section of "Principal Distributions on the Principal Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Principal Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Principal Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Non-Offered Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap, and in the case of the Class A Certificates, a Loan Group Cap. Interest will be paid monthly on the Class B-4 Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Principal Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 1.75% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 3.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in February 2008; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 39.80%.

--------------------------------------------------------------------------------------------------------------
           Class                         Initial Subordination Percentage         Step-Down Date Percentage
--------------------------------------------------------------------------------------------------------------
             A                                        19.90%                                39.80%
--------------------------------------------------------------------------------------------------------------
            M-1                                       16.40%                                32.80%
--------------------------------------------------------------------------------------------------------------
            M-2                                       13.30%                                26.60%
--------------------------------------------------------------------------------------------------------------
            M-3                                       11.55%                                23.10%
--------------------------------------------------------------------------------------------------------------
            M-4                                        9.80%                                19.60%
--------------------------------------------------------------------------------------------------------------
            M-5                                        8.05%                                16.10%
--------------------------------------------------------------------------------------------------------------
            M-6                                        6.55%                                13.10%
--------------------------------------------------------------------------------------------------------------
            B-1                                        5.30%                                10.60%
--------------------------------------------------------------------------------------------------------------
            B-2                                        4.05%                                8.10%
--------------------------------------------------------------------------------------------------------------
            B-3                                        3.05%                                6.10%
--------------------------------------------------------------------------------------------------------------
            B-4                                        1.75%                                3.50%
--------------------------------------------------------------------------------------------------------------


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 15% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

---------------------------------------------------------------------------------------------------------------
        Distribution Date                                 Cumulative Realized Loss Percentage:
---------------------------------------------------------------------------------------------------------------
   February 2008 - January 2009         2.25% for the first month, plus an additional 1/12th of 1.000% for each month thereafter (e.g., approximately 2.333% in March 2008)
---------------------------------------------------------------------------------------------------------------
   February 2009 - January 2010         3.25% for the first month, plus an additional 1/12th of 1.000% for each month thereafter (e.g., approximately 3.333% in March 2009)
---------------------------------------------------------------------------------------------------------------
   February 2010 - January 2011         4.25% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 4.271% in March 2010)
---------------------------------------------------------------------------------------------------------------
   February 2011 and thereafter                                          4.50%
---------------------------------------------------------------------------------------------------------------

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds 2.25%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-4 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-4 Certificates will increase by 0.50% per annum.

Class 1A1 Pass-Through Rate. The Class 1A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 1A2 Pass-Through Rate. The Class 1A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 2A1 Pass-Through Rate. The Class 2A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A2 Pass-Through Rate. The Class 2A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A3 Pass-Through Rate. The Class 2A3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by 0.50% after the first distribution date on which the Optional Clean-up Call is exercisable) and
(ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day basis with respect to the Non-Offered Certificates and on a 30/360 basis with respect to the Class B-4 Certificates).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day basis).

Class 1A1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 1A1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC
Cap). In the event any Class 1A1 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Class 1A2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 1A2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC
Cap). In the event any Class 1A2 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC
Cap). In the event any Class 2A1 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC
Cap). In the event any Class 2A2 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A3 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A3 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC
Cap). In the event any Class 2A3 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC
Cap). In the event any Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i)   Concurrently,

            (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 1A Certificates), to each class of the Class 1A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 1A Certificates from prior Distribution Dates;

            (B) from the Interest Remittance Amount related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 2A Certificates), to each


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                  class of the Class 2A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 2A Certificates from prior Distribution Dates;

            provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

      (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

      (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Principal Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, in the following order of priority the Principal Distribution Amount will be allocated:

(a)   Concurrently,

      (i) to the Class 1A Certificates, the Group I Principal Distribution Amount, allocated between the Class 1A1 and Class 1A2 Certificates in accordance with the Class 1A Principal Distribution Allocation described below, until the class certificate balances thereof have been reduced to zero, and

      (ii) sequentially, to the Class 2A1 Certificates, the Group II Principal Distribution Amount, until their Certificate Principal Balance has been reduced to zero, then to the Class 2A2 Certificates, until their Certificate Principal Balance has been reduced to zero, and then to the Class 2A3 Certificates, until their Certificate Principal Balance has been reduced to zero

(b) provided, that if after making distributions pursuant to paragraphs (i) and (ii) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class 1A1 and Class 1A2 certificates as one class and the Class 2A1, Class 2A2 and Class 2A3 certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection
      (b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (b), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (i) and (ii) above, as applicable), until their respective class certificate balances have been reduced to zero;

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a) and (b) will be distributed in the following order of priority:

      (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero, and

      (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a)   Concurrently,

      (i) to the Class 1A Certificates, allocated between the Class 1A1 and the Class 1A2 Certificates in accordance with the Class 1A Principal Distribution Allocation described below, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

            determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

      (ii) to the Class 2A Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 2A Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class 2A1 Certificates until the class certificate balance thereof has been reduced to zero, to the Class 2A2 Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class 2A3 Certificates until the class certificate balance thereof has been reduced to zero

(b) provided, that if after making distributions pursuant to paragraphs (i) and (ii) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class 1A1 and Class 1A2 certificates as one class and the Class 2A1, Class 2A2 and Class 2A3 certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection
      (b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (i) and (ii) above, as applicable), until their respective class certificate balances have been reduced to zero;

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) and (b) will be distributed sequentially in the following order of priority:

      (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

      (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balance of such class has been reduced to zero,

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class 1A Certificates, on the one hand, and the Class 2A Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class 1A Certificates being allocated between the Class 1A1 and Class 1A2 Certificates in accordance with the Class 1A Principal Distribution Allocation described below and the principal allocated to the Class 2A Certificates, being allocated pro rata between the Class 2A1, Class 2A2 and Class 2A3 Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

       (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

       (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

       (iii) concurrently, any Class 1A1 Basis Risk Carry Forward Amount to the Class 1A1 Certificates, any Class 1A2 Basis Risk Carry Forward Amount to the Class 1A2 Certificates, any Class 2A1 Basis Risk Carry Forward Amount to the Class 2A1 Certificates, any Class 2A2 Basis Risk Carry Forward Amount to the Class 2A2 Certificates, any Class 2A3 Basis Risk Carry Forward Amount to the Class 2A3 Certificates pro rata based on their respective class certificate principal balances,

       (iv) sequentially, to the Class M-1, M-2, M-3, M-4, M-5, M-6, B-1, B-2, B-3 and B-4 Certificates, any Basis Risk Carry Forward Amounts for such classes,


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the Certificate Principal Balance of any class of the Class A Certificates until the Final Scheduled Distribution Date.

 Class 1A Principal Distribution Allocation. Any principal distributions allocated to the Class 1A Certificates are required to be distributed pro rata among the Class 1A Certificates, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A Certificates will be allocated first to the Class 1A1 Certificates, until their class certificate balance has been reduced to zero, and then to the Class 1A2 Certificates, until their class certificate balance has been reduced to zero.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class 1A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class 2A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of Principal Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Principal Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 1A Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 2A Certificates.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Principal Certificates on such Distribution Date and
(ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 60.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 67.20% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 73.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

76.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 80.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 83.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 86.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution Date), (G) the Certificate Principal Balance of the Class M-6 Certificates (after taking into account the payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the Certificate Principal Balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and (K) the Certificate Principal Balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 96.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1) (2)
-------------------------------------------------

 Product       No Penalty   1-12 Months   13-24 Months   25-36 Months       Total
------------  -----------   -----------   ------------   ------------   ------------
2 Year ARM    $52,687,047   $11,966,687   $387,056,827             $0   $451,710,562
3 Year ARM     $4,371,957      $913,800       $828,546    $17,204,420    $23,318,723
1 Month ARM   $24,956,675            $0             $0             $0    $24,956,675
------------  -----------   -----------   ------------   ------------   ------------
TOTAL(3)      $82,015,680   $12,880,487   $387,885,374    $17,204,420   $499,985,960
============  ===========   ===========   ============   ============   ============

 Product      No Penalty    1-12 Months    13-24 Months    25-36 Months
------------  -----------   ------------  --------------  --------------
2 Year ARM         10.54%          2.39%          77.41%           0.00%
3 Year ARM          0.87%          0.18%           0.17%           3.44%
1 Month ARM         4.99%          0.00%           0.00%           0.00%
------------  -----------   ------------  --------------  --------------
TOTAL(3)           16.40%          2.58%          77.58%           3.44%
============  ===========   ============  ==============  ==============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2) None of the mortgage loans has a prepayment penalty term in excess of 36 months.

(3)   Columns may not add up due to rounding.


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

o     The Pricing Prepayment Assumption (as defined on page 3 above) is applied

o 1-month and 6-month Forward LIBOR curves (as of close on January 10, 2005) are used

o     35% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o All Non-Offered Certificates are priced at par and the Class B-4 Certificates are priced at 85.3198% plus accrual

o All payments are assumed to be made on the 25th of the month regardless of business days

------------------------------------------------------------------------------------------------------
                                     First Dollar of Loss        LIBOR Flat              0% Return
------------------------------------------------------------------------------------------------------
Class B-4      CDR (%)                                 9.39             N/A                       9.97

               Yield (%)                             8.4029             N/A                     0.1471

               WAL (years)                             5.41             N/A                       4.44

               Modified Duration                       4.49             N/A                       4.65

               Principal Window               Jun10 - Jun10             N/A              Jun10 - Jun10

               Principal Writedown       $16,991.62 (0.26%)             N/A     $2,325,855.97 (35.94%)

               Total Collat Loss     $35,488,991.40 (7.13%)             N/A     $37,393,933.77 (7.51%)
------------------------------------------------------------------------------------------------------


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

Distribution   Collateral    Group I WAC   Group II WAC   Distribution   Collateral    Group I WAC   Group II WAC
    Date       WAC Cap (%)     Cap (%)       Cap (%)          Date       WAC Cap (%)     Cap (%)       Cap (%)
------------   -----------   -----------   ------------   ------------   -----------   -----------   ------------
 25-Feb-05         6.55281       6.58328        6.54260    25-Jan-09        12.57837      12.63140       12.56063
 25-Mar-05         6.71325       6.67703        6.72538    25-Feb-09        12.57837      12.63140       12.56063
 25-Apr-05         6.20849       6.11555        6.23962    25-Mar-09        13.92605      13.98477       13.90641
 25-May-05         6.46390       6.34810        6.50268    25-Apr-09        12.63447      12.66251       12.62509
 25-Jun-05         6.25539       6.14333        6.29292    25-May-09        13.06443      13.10696       13.05020
 25-Jul-05         6.46390       6.34810        6.50268    25-Jun-09        12.64505      12.68414       12.63197
 25-Aug-05         6.25539       6.14333        6.29292    25-Jul-09        13.06731      13.10693       13.05406
 25-Sep-05         6.25539       6.14333        6.29292    25-Aug-09        12.64576      12.68412       12.63293
 25-Oct-05         6.46390       6.34810        6.50268    25-Sep-09        12.64574      12.68410       12.63290
 25-Nov-05         6.25539       6.14333        6.29292    25-Oct-09        13.10586      13.12831       13.09835
 25-Dec-05         6.46390       6.34810        6.50268    25-Nov-09        12.68876      12.71923       12.67857
 25-Jan-06         6.25539       6.14333        6.29292    25-Dec-09        13.11312      13.14318       13.10306
 25-Feb-06         6.25539       6.14333        6.29292    25-Jan-10        12.69008      12.71919       12.68035
 25-Mar-06         6.92561       6.80154        6.96716    25-Feb-10        12.69005      12.71918       12.68031
 25-Apr-06         6.25539       6.14333        6.29292    25-Mar-10        14.04967      14.08193       14.03888
 25-May-06         6.46390       6.34810        6.50268    25-Apr-10        12.68999      12.71914       12.68024
 25-Jun-06         6.25539       6.14333        6.29292    25-May-10        13.11296      13.14310       13.10288
 25-Jul-06         6.46390       6.34810        6.50268    25-Jun-10        12.68993      12.71911       12.68017
 25-Aug-06         6.25539       6.14333        6.29292    25-Jul-10        13.11290      13.14306       13.10281
 25-Sep-06         6.25539       6.14333        6.29292    25-Aug-10        12.68987      12.71907       12.68010
 25-Oct-06         7.36244       6.34810        7.70216    25-Sep-10        12.68984      12.71906       12.68007
 25-Nov-06         7.56696       7.50013        7.58934    25-Oct-10        13.11280      13.14300       13.10270
 25-Dec-06         7.81928       7.75018        7.84241    25-Nov-10        12.68977      12.71902       12.67999
 25-Jan-07         7.56713       7.50022        7.58953    25-Dec-10        13.11273      13.14297       13.10262
 25-Feb-07         7.56721       7.50027        7.58963    25-Jan-11        12.68971      12.71898       12.67992
 25-Mar-07         8.37808       8.30392        8.40291    25-Feb-11        12.68967      12.71896       12.67988
 25-Apr-07         8.43649       7.50036        8.74989    25-Mar-11        14.04924      14.08169       14.03839
 25-May-07         9.17417       9.15182        9.18165    25-Apr-11        12.68960      12.71892       12.67980
 25-Jun-07         8.87821       8.85658        8.88545    25-May-11        13.11255      13.14287       13.10242
 25-Jul-07         9.17533       9.15178        9.18321    25-Jun-11        12.68953      12.71888       12.67972
 25-Aug-07         8.87934       8.85654        8.88697    25-Jul-11        13.11248      13.14282       13.10233
 25-Sep-07         8.87933       8.85652        8.88696    25-Aug-11        12.68946      12.71884       12.67963
 25-Oct-07        10.13136       9.18404       10.44840    25-Sep-11        12.68942      12.71882       12.67959
 25-Nov-07        10.25474      10.26544       10.25115    25-Oct-11        13.11236      13.14276       13.10220
 25-Dec-07        10.59879      10.60768       10.59582    25-Nov-11        12.68935      12.71878       12.67951
 25-Jan-08        10.25812      10.26555       10.25563    25-Dec-11        13.11228      13.14271       13.10211
 25-Feb-08        10.25819      10.26560       10.25571    25-Jan-12        12.68927      12.71873       12.67942
 25-Mar-08        10.96574      10.97363       10.96309    25-Feb-12        12.68923      12.71871       12.67937
 25-Apr-08        11.18340      10.29691       11.48004    25-Mar-12        13.56431      13.59584       13.55376
 25-May-08        12.02131      12.06367       12.00714    25-Apr-12        12.68915      12.71866       12.67928
 25-Jun-08        11.63565      11.67455       11.62263    25-May-12        13.11208      13.14260       13.10187
 25-Jul-08        12.02471      12.06373       12.01166    25-Jun-12        12.68907      12.71862       12.67919
 25-Aug-08        11.63685      11.67460       11.62422    25-Jul-12        13.11199      13.14255       13.10177
 25-Sep-08        11.63689      11.67463       11.62426    25-Aug-12        12.68898      12.71857       12.67909
 25-Oct-08        12.68134      12.09599       12.87718    25-Sep-12        12.68894      12.71854       12.67904
 25-Nov-08        12.57515      12.63139       12.55634    25-Oct-12        13.11186      13.14247       13.10162
 25-Dec-08        12.99647      13.05244       12.97775    25-Nov-12        12.68885      12.71849       12.67894


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.


     Distribution            Collateral WAC             Group I WAC               Group II WAC
         Date                    Cap (%)                  Cap (%)                   Cap (%)
     ------------            --------------             -----------               ------------
      25-Dec-12                 13.11176                  13.14242                  13.10152
      25-Jan-13                 12.68876                  12.71844                  12.67883
      25-Feb-13                 12.68871                  12.71842                  12.67878
      25-Mar-13                 14.04817                  14.08107                  14.03716
      25-Apr-13                 12.68862                  12.71836                  12.67867
      25-May-13                 13.11152                  13.14228                  13.10124
      25-Jun-13                 12.68852                  12.71831                  12.67856
      25-Jul-13                 13.11142                  13.14222                  13.10112
      25-Aug-13                 12.68842                  12.71825                  12.67845
      25-Sep-13                 12.68837                  12.71822                  12.67839
      25-Oct-13                 13.11126                  13.14213                  13.10095
      25-Nov-13                 12.68827                  12.71816                  12.67828
      25-Dec-13                 13.11116                  13.14207                  13.10082
      25-Jan-14                 12.68816                  12.71810                  12.67816
      25-Feb-14                 12.68811                  12.71807                  12.67809
      25-Mar-14                 14.04749                  14.08069                  14.03639
      25-Apr-14                 12.68800                  12.71801                  12.67797
      25-May-14                 13.11087                  13.14191                  13.10050
      25-Jun-14                 12.68788                  12.71794                  12.67784
      25-Jul-14                 13.11075                  13.14184                  13.10037
      25-Aug-14                 12.68777                  12.71788                  12.67771
      25-Sep-14                 12.68771                  12.71784                  12.67764
      25-Oct-14                 13.11057                  13.14173                  13.10016
      25-Nov-14                 12.68775                  12.71787                  12.67769
      25-Dec-14                 13.11079                  13.14187                  13.10040
      25-Jan-15                 12.68796                  12.71800                  12.67792


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                       $499,985,960

Number of Mortgage Loans:                                                 2,093

Average Scheduled Principal Balance:                                   $238,885

Interest Only Loans:                                                        100%

Weighted Average Gross Coupon:                                            6.621%

Weighted Average Net Coupon: (2)                                          6.116%

Weighted Average Original FICO Score:                                       668

Weighted Average Original LTV Ratio:                                      80.75%

Weighted Average Stated Remaining Term (months):                            354

Weighted Average Seasoning (months):                                          3

Weighted Average Months to Roll: (3)                                         21

Weighted Average Gross Margin: (3)                                         5.32%

Weighted Average Initial Rate Cap: (3)                                     1.57%

Weighted Average Periodic Rate Cap: (3)                                    1.57%

Weighted Average Gross Maximum Lifetime Rate: (3)                         13.62%


(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.
(3) Represents the weighted average of the mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                               Pct. Of                Weighted            Weighted  Weighted
                                               Pool By    Weighted      Avg.     Avg.       Avg.      Avg.
 Current Principal   Number Of   Principal    Principal  Avg. Gross   Current  Principal  Original  Combined  Pct. Full  Pct. Owner
      Balance          Loans      Balance      Balance     Coupon       FICO    Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000           10      $652,805       0.13%      8.085%       630   $65,281     80.49%    83.33%     50.86%      90.10%
$75,001 - $100,000         101     9,209,313       1.84       6.892        657    91,181     81.19     95.62      63.41      100.00
$100,001 - $125,000        188    21,315,035       4.26       6.823        651   113,378     80.42     95.55      65.46      100.00
$125,001 - $150,000        242    33,457,635       6.69       6.928        649   138,255     81.39     94.57      57.58       98.41
$150,001 - $200,000        406    71,786,678      14.36       6.735        663   176,814     79.79     92.16      45.86       99.26
$200,001 - $250,000        308    69,065,088      13.81       6.672        668   224,237     80.01     91.58      41.55      100.00
$250,001 - $300,000        287    79,052,598      15.81       6.525        673   275,445     79.61     89.35      33.39      100.00
$300,001 - $350,000        208    67,848,487      13.57       6.591        668   326,195     80.70     89.98      29.91       95.68
$350,001 - $400,000        171    64,096,262      12.82       6.568        677   374,832     82.21     91.73      29.68       98.85
$400,001 - $450,000         78    33,283,569       6.66       6.579        679   426,712     82.68     90.07      26.85      100.00
$450,001 - $500,000         46    22,168,929       4.43       6.557        664   481,933     81.81     88.15      34.84       97.95
$500,001 - $550,000         20    10,600,768       2.12       6.175        674   530,038     80.28     86.24      54.80      100.00
$550,001 - $600,000         14     8,118,479       1.62       6.481        667   579,891     81.54     88.27      49.96      100.00
$600,001 - $650,000          9     5,621,814       1.12       5.271        705   624,646     82.50     87.90      10.89       88.93
$650,001 - $700,000          2     1,364,000       0.27       6.197        713   682,000     80.00     85.04      50.44      100.00
$700,001 - $750,000          2     1,455,500       0.29       6.919        639   727,750     84.14     87.35      51.53      100.00
$850,001 - $900,000          1       889,000       0.18       6.400        591   889,000     77.30     89.34     100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   2,093  $499,985,960     100.00%      6.621%       668  $238,885     80.75%    91.05%     39.24%      98.83%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate


                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
 Current Rate     Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00% & Below          47   $16,417,327       3.28%       4.806%       718   $349,305     78.01%     86.27%      19.66%       93.39%
5.01 - 5.50%           69    21,429,035       4.29        5.311        699    310,566     76.52      84.10       42.87        96.03
5.51 - 6.00%          293    78,118,543      15.62        5.844        676    266,616     75.84      86.38       51.81       100.00
6.01 - 6.50%          476   113,470,615      22.69        6.323        671    238,384     79.39      92.37       46.80       100.00
6.51 - 7.00%          613   140,524,527      28.11        6.791        665    229,241     81.61      92.28       37.99        98.02
7.01 - 7.50%          313    66,993,829      13.40        7.255        655    214,038     82.89      93.49       34.90        99.72
7.51 - 8.00%          188    42,915,615       8.58        7.757        657    228,275     85.83      92.62       24.54        98.30
8.01% & Above          94    20,116,468       4.02        8.477        637    214,005     90.12      93.04       14.46        98.84
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,093  $499,985,960     100.00%       6.621%       668   $238,885     80.75%     91.05%      39.24%       98.83%
====================================================================================================================================


                              Distribution by FICO

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
   FICO           Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 & Above            15    $4,592,087       0.92%       6.701%       790   $306,139     83.86%     96.79%      43.00%      100.00%
760 - 779              54    14,566,648       2.91        6.160        769    269,753     79.80      92.99       30.12        98.72
740 - 759              96    25,523,959       5.10        6.270        749    265,875     82.12      95.31       12.51        96.76
720 - 739             141    39,146,283       7.83        6.124        728    277,633     81.51      95.35       14.72        96.83
700 - 719             182    45,585,542       9.12        6.369        709    250,470     80.29      94.04       16.80        98.63
680 - 699             229    55,044,239      11.01        6.574        689    240,368     80.53      93.61       25.72        99.50
660 - 679             324    80,524,888      16.11        6.579        669    248,534     80.68      91.69       31.90        98.71
640 - 659             359    81,721,697      16.34        6.845        649    227,637     80.82      90.77       37.45        98.23
620 - 639             327    74,018,044      14.80        6.811        629    226,355     81.14      88.20       57.94       100.00
600 - 619             258    56,512,876      11.30        6.891        610    219,042     80.87      86.26       68.86        99.59
580 - 599             104    21,699,097       4.34        6.824        591    208,645     78.37      85.29       92.86       100.00
560 - 579               4     1,050,600       0.21        6.826        573    262,650     63.01      63.01       77.16       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,093  $499,985,960     100.00%       6.621%       668   $238,885     80.75%     91.05%      39.24%       98.83%
====================================================================================================================================


                          Distribution by Original LTV

                                            Pct. Of                 Weighted             Weighted   Weighted
                                            Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                  Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
  Original LTV      Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below            7      $931,736       0.19%       6.019%       648   $133,105     36.80%     36.80%     18.30%     100.00%
40.01 - 50.00%           26     5,841,933       1.17        6.076        662    224,690     47.52      47.52      35.42      100.00
50.01 - 60.00%           43    11,097,897       2.22        6.123        639    258,091     55.86      56.88      51.69      100.00
60.01 - 70.00%           88    24,177,705       4.84        6.042        649    274,747     67.14      67.91      29.94       96.68
70.01 - 80.00%        1,368   308,728,972      61.75        6.521        674    225,679     79.40      95.43      40.37       99.46
80.01 - 85.00%          151    46,035,110       9.21        6.298        680    304,868     84.47      88.09      27.36       96.02
85.01 - 90.00%          285    70,998,496      14.20        7.167        654    249,118     89.69      89.84      40.63       98.25
90.01 - 95.00%          125    32,174,111       6.44        7.561        657    257,393     94.65      94.65      46.31       99.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,093  $499,985,960     100.00%       6.621%       668   $238,885     80.75%     91.05%     39.24%      98.83%
====================================================================================================================================


                          Distribution by Document Type

                                            Pct. Of                 Weighted             Weighted   Weighted
                                            Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
    Document      Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
      Type          Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                915  $196,188,524      39.24%       6.488%       646   $214,414     80.86%     91.24%    100.00%      99.58%
Limited                  82    22,241,614       4.45        6.641        647    271,239     82.80      91.24       0.00       98.62
Stated Income         1,096   281,555,822      56.31        6.713        685    256,894     80.51      90.91       0.00       98.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,093  $499,985,960     100.00%       6.621%       668   $238,885     80.75%     91.05%     39.24%      98.83%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
     Loan       Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
    Purpose       Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi          721  $187,529,570      37.51%       6.610%       649   $260,096     79.68%     81.34%      44.44%       98.84%
Purchase            1,279   293,522,191      58.71        6.646        681    229,494     81.61      97.55       34.74        98.74
Rate/term Refi         93    18,934,199       3.79        6.358        661    203,594     77.84      86.64       57.41       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,093  $499,985,960     100.00%       6.621%       668   $238,885     80.75%     91.05%      39.24%       98.83%
====================================================================================================================================


                        Distribution by Occupancy Status

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
    Occupancy   Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
      Status      Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner               1      $368,700       0.07%       6.650%       665   $368,700     79.98%     79.98%       0.00%        0.00%
Owner Occupied      2,072   494,113,677      98.83        6.623        668    238,472     80.74      91.16       39.54       100.00
Second Home            20     5,503,583       1.10        6.424        695    275,179     81.51      82.43       14.85         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,093  $499,985,960     100.00%       6.621%       668   $238,885     80.75%     91.05%      39.24%       98.83%
====================================================================================================================================


                          Distribution by Property Type

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
    Property    Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
      Type        Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family            102   $30,495,090       6.10%       6.600%       682   $298,971     80.62%     90.35%      34.42%       96.94%
Condo                 235    51,762,424      10.35        6.643        672    220,266     80.34      92.85       42.45        97.39
Pud Attached           68    13,409,131       2.68        6.634        662    197,193     80.80      92.95       45.82       100.00
Pud Detached          235    53,565,173      10.71        6.782        657    227,937     82.52      92.54       46.92        98.15
Single Family       1,453   350,754,143      70.15        6.595        668    241,400     80.54      90.55       37.76        99.26
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,093  $499,985,960     100.00%       6.621%       668   $238,885     80.75%     91.05%      39.24%       98.83%
====================================================================================================================================


                              Distribution by State

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
      State       Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern         601  $170,884,887      34.18%       6.443%       674   $284,334     78.84%     87.89%      31.02%       99.27%
CA - Northern         426   127,566,624      25.51        6.412        679    299,452     81.46      92.30       31.16        99.14
NV                    112    23,786,606       4.76        6.946        660    212,380     81.43      92.37       37.42        98.55
WA                    121    22,272,006       4.45        6.673        658    184,066     81.31      95.40       53.64       100.00
FL                    118    19,816,765       3.96        6.959        659    167,939     82.70      91.72       43.39        94.15
AZ                    110    16,047,115       3.21        6.703        652    145,883     81.35      95.22       65.68        97.91
CO                     82    13,460,844       2.69        6.668        651    164,157     82.05      95.41       56.22       100.00
MA                     50    13,117,009       2.62        6.748        660    262,340     80.60      89.97       55.88        99.51
NJ                     35    10,310,944       2.06        7.019        665    294,598     80.57      87.10       39.89       100.00
VA                     33     9,044,684       1.81        7.452        647    274,081     85.96      93.27       53.82       100.00
Other                 405    73,678,475      14.74        6.980        656    181,922     82.06      93.08       53.71        97.80
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,093  $499,985,960     100.00%       6.621%       668   $238,885     80.75%     91.05%      39.24%       98.83%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
 Zip Code         Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
91335                  13    $3,969,625       0.79%       6.566%       664   $305,356     81.44%     94.83%       0.00%      100.00%
93065                   7     2,469,210       0.49        5.957        686    352,744     78.83      90.76       62.71       100.00
92336                   8     2,447,034       0.49        6.362        657    305,879     77.86      86.01       49.61       100.00
95376                   7     2,392,445       0.48        5.833        689    341,778     82.74      90.13       24.74       100.00
90650                   8     2,348,997       0.47        6.732        660    293,625     83.97      91.78       45.05       100.00
94509                   8     2,291,399       0.46        6.788        660    286,425     79.51      91.88       42.82       100.00
90262                   9     2,284,547       0.46        6.410        699    253,839     79.73      86.25       11.56       100.00
95121                   5     2,111,387       0.42        6.126        718    422,277     82.89      94.27        0.00        78.46
93906                   5     1,968,550       0.39        7.094        647    393,710     79.60      83.46       12.14       100.00
94531                   5     1,907,000       0.38        6.227        682    381,400     80.89      96.10        0.00       100.00
Other               2,018   475,795,766      95.16        6.632        668    235,776     80.74      91.07       39.99        98.86
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,093  $499,985,960     100.00%       6.621%       668   $238,885     80.75%     91.05%      39.24%       98.83%
====================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                          Pct. Of                 Weighted              Weighted   Weighted
   Remaining                              Pool By     Weighted      Avg.       Avg.       Avg.       Avg.
   Months To    Number Of   Principal    Principal   Avg. Gross   Current   Principal   Original   Combined   Pct. Full  Pct. Owner
   Maturity       Loans      Balance      Balance      Coupon       FICO     Balance      LTV        LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 300              71   $24,956,675       4.99%       5.029%       723    $351,502     80.49%     89.99%      11.53%      94.07%
301 - 360           2,022   475,029,285      95.01        6.705        665     234,930     80.76      91.11       40.69       99.08
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,093  $499,985,960     100.00%       6.621%       668    $238,885     80.75%     91.05%      39.24%      98.83%
====================================================================================================================================


                        Distribution by Amortization Type

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
 Amortization   Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
     Type         Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YEAR ARM          1,926  $451,710,562      90.34%       6.708%       665   $234,533     80.87%     91.41%      40.37%       99.17%
3 YEAR ARM             96    23,318,723       4.66        6.636        665    242,903     78.60      85.22       46.92        97.17
1 MONTH ARM            71    24,956,675       4.99        5.029        723    351,502     80.49      89.99       11.53        94.07
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,093  $499,985,960     100.00%       6.621%       668   $238,885     80.75%     91.05%      39.24%       98.83%
====================================================================================================================================


                         Distribution by Prepayment Term

                                          Pct. Of                 Weighted             Weighted   Weighted
  Prepayment                              Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
     Term       Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
   (Months)       Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                     307   $82,015,680      16.40%       6.544%       679   $267,152     81.00%     90.88%      33.95%       97.37%
12                     51    12,880,487       2.58        6.929        666    252,559     78.50      89.29       37.09       100.00
24                  1,663   387,885,374      77.58        6.630        666    233,244     80.85      91.49       40.07        99.21
36                     72    17,204,420       3.44        6.569        663    238,950     78.81      83.43       47.37        96.17
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,093  $499,985,960     100.00%       6.621%       668   $238,885     80.75%     91.05%      39.24%       98.83%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Periodic Cap

                                          Pct. Of                 Weighted              Weighted   Weighted
                                          Pool By     Weighted      Avg.       Avg.       Avg.       Avg.
  Periodic      Number Of   Principal    Principal   Avg. Gross   Current   Principal   Original   Combined   Pct. Full  Pct. Owner
     Cap          Loans      Balance      Balance      Coupon       FICO     Balance      LTV        LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.50%               2,022  $475,029,285      95.01%       6.705%       665    $234,930     80.76%     91.11%      40.69%      99.08%
3.00%                  71    24,956,675       4.99        5.029        723     351,502     80.49      89.99       11.53       94.07
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,093  $499,985,960     100.00%       6.621%       668    $238,885     80.75%     91.05%      39.24%      98.83%
====================================================================================================================================


                      Distribution by Months to Rate Reset

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Months To       Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
Rate Reset        Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 10 & Below            71   $24,956,675       4.99%       5.029%       723   $351,502     80.49%     89.99%      11.53%       94.07%
 11 - 20              455   124,382,406      24.88        6.839        680    273,368     82.56      93.02        5.33        98.69
 21 - 30            1,483   330,050,391      66.01        6.653        660    222,556     80.23      90.78       53.42        99.36
 31 - 40               84    20,596,488       4.12        6.717        662    245,196     78.37      84.91       50.30        96.80
------------------------------------------------------------------------------------------------------------------------------------
 Total:             2,093  $499,985,960     100.00%       6.621%       668   $238,885     80.75%     91.05%      39.24%       98.83%
====================================================================================================================================


                      Distribution by Maximum Lifetime Rate

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
   Maximum      Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
Lifetime Rate     Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.50 - 11.99%         11    $3,503,839       0.70%       4.960%       675   $318,531     69.32%     69.32%      79.59%      100.00%
12.00 - 12.49%         99    32,371,665       6.47        5.092        714    326,987     78.76      87.37       24.69        94.02
12.50 - 12.99%        275    72,872,980      14.58        5.815        676    264,993     75.47      86.05       55.03       100.00
13.00 - 13.49%        436   103,568,281      20.71        6.272        669    237,542     79.07      91.74       47.29       100.00
13.50 - 13.99%        648   152,014,740      30.40        6.750        666    234,591     81.43      92.46       38.48        98.37
14.00 - 14.49%        317    67,273,022      13.45        7.214        657    212,218     82.83      93.49       34.38        99.27
14.50 - 14.99%        208    47,264,265       9.45        7.723        658    227,232     85.42      92.46       23.64        98.46
15.00 - 15.49%         59    13,099,269       2.62        8.241        639    222,022     89.10      93.43       18.79       100.00
15.50 - 15.99%         30     6,284,196       1.26        8.684        635    209,473     91.58      93.10       17.07       100.00
16.00% & Above         10     1,733,704       0.35        9.231        625    173,370     91.55      91.55        0.00        86.59
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,093  $499,985,960     100.00%       6.621%       668   $238,885     80.75%     91.05%      39.24%       98.83%
====================================================================================================================================


                      Distribution by Minimum Lifetime Rate

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
    Minimum     Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
Lifetime Rate     Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.00 - 4.49%          16    $6,251,063       1.25%       4.618%       729   $390,691     81.68%     91.96%       0.00%       84.68%
 4.50 - 4.99%          34    11,916,079       2.38        5.024        715    350,473     77.63      85.11       24.94        97.11
 5.00 - 5.49%          49    14,563,670       2.91        5.216        703    297,218     76.10      83.26       47.42        95.65
 5.50 - 5.99%         286    76,017,672      15.20        5.804        677    265,796     75.62      86.04       53.95       100.00
 6.00 - 6.49%         436   103,568,281      20.71        6.272        669    237,542     79.07      91.74       47.29       100.00
 6.50 - 6.99%         648   152,014,740      30.40        6.750        666    234,591     81.43      92.46       38.48        98.37
 7.00 - 7.49%         317    67,273,022      13.45        7.214        657    212,218     82.83      93.49       34.38        99.27
 7.50 - 7.99%         208    47,264,265       9.45        7.723        658    227,232     85.42      92.46       23.64        98.46
 8.00 - 8.49%          59    13,099,269       2.62        8.241        639    222,022     89.10      93.43       18.79       100.00
 8.50% & Above         40     8,017,900       1.60        8.802        633    200,447     91.57      92.76       13.38        97.10
------------------------------------------------------------------------------------------------------------------------------------
 Total:             2,093  $499,985,960     100.00%       6.621%       668   $238,885     80.75%     91.05%      39.24%       98.83%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
   Margin         Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.99% & Below           4    $1,084,291       0.22%       7.247%       647   $271,073     83.14%     96.86%      32.09%      100.00%
2.50 - 2.99%            9     3,543,213       0.71        4.453        720    393,690     78.49      84.02        5.16        82.43
3.00 - 3.49%           25     8,885,472       1.78        5.011        736    355,419     80.46      90.49        9.14        92.35
3.50 - 3.99%           39    12,457,613       2.49        5.416        718    319,426     81.05      91.60       18.56        98.57
4.00 - 4.49%           11     3,342,071       0.67        5.969        668    303,825     79.28      86.65       36.06       100.00
4.50 - 4.99%            4       771,607       0.15        6.759        660    192,902     82.67      92.64       44.63       100.00
5.00 - 5.49%          980   214,315,579      42.86        6.565        651    218,689     81.16      92.01       75.41        99.67
5.50 - 5.99%        1,004   251,642,732      50.33        6.819        677    250,640     80.40      90.48       11.11        98.53
6.00% & Above          17     3,943,382       0.79        6.761        654    231,964     82.33      83.77       36.02       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,093  $499,985,960     100.00%       6.621%       668   $238,885     80.75%     91.05%      39.24%       98.83%
====================================================================================================================================


                      Distribution by First Adjustment Cap

                                          Pct. Of                 Weighted              Weighted   Weighted
    First                                 Pool By     Weighted      Avg.       Avg.       Avg.       Avg.
 Adjustment     Number Of   Principal    Principal   Avg. Gross   Current   Principal   Original   Combined   Pct. Full  Pct. Owner
     Cap          Loans      Balance      Balance      Coupon       FICO     Balance      LTV        LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.50%               2,022  $475,029,285      95.01%       6.705%       665    $234,930     80.76%     91.11%      40.69%      99.08%
3.00%                  71    24,956,675       4.99        5.029        723     351,502     80.49      89.99       11.53       94.07
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,093  $499,985,960     100.00%       6.621%       668    $238,885     80.75%     91.05%      39.24%      98.83%
====================================================================================================================================


                      Distribution by Periodic Lifetime Cap

                                            Pct. Of                 Weighted             Weighted   Weighted
                                            Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
  Periodic        Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Lifetime Cap        Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
6.01 - 6.50%             11    $3,144,692       0.63%       5.564%       687   $285,881     79.01%     85.74%     28.76%     100.00%
6.51 - 7.00%          2,047   485,217,777      97.05        6.668        667    237,038     80.76      91.07      39.94       99.05
7.01 - 7.50%             28     8,751,691       1.75        5.145        725    312,560     80.92      94.24      17.11       92.63
7.51% & Above             7     2,871,800       0.57        4.402        716    410,257     79.41      83.69       0.00       78.32
------------------------------------------------------------------------------------------------------------------------------------
Total:                2,093  $499,985,960     100.00%       6.621%       668   $238,885     80.75%     91.05%     39.24%      98.83%
====================================================================================================================================


                       Distribution by Interest Only Loans

                                          Pct. Of                 Weighted              Weighted   Weighted
     Interest                             Pool By     Weighted      Avg.       Avg.       Avg.       Avg.
       Only     Number Of   Principal    Principal   Avg. Gross   Current   Principal   Original   Combined  Pct. Full   Pct. Owner
       Loans      Loans      Balance      Balance      Coupon       FICO     Balance      LTV        LTV        Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Yes                 2,093  $499,985,960     100.00%       6.621%       668    $238,885     80.75%     91.05%     39.24%       98.83%
------------------------------------------------------------------------------------------------------------------------------------
Total:              2,093  $499,985,960     100.00%       6.621%       668    $238,885     80.75%     91.05%     39.24%       98.83%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Group I Mortgage Loans(1)

Scheduled Principal Balance:                                       $125,440,465

Number of Mortgage Loans:                                                   620

Average Scheduled Principal Balance:                                   $202,323

Interest Only Loans:                                                        100%

Weighted Average Gross Coupon:                                            6.650%

Weighted Average Net Coupon: (2)                                          6.144%

Weighted Average Original FICO Score:                                       667

Weighted Average Original LTV Ratio:                                      80.46%

Weighted Average Stated Remaining Term (months):                            356

Weighted Average Seasoning (months):                                          3

Weighted Average Months to Roll: (3)                                         21

Weighted Average Gross Margin: (3)                                         5.35%

Weighted Average Initial Rate Cap: (3)                                     1.54%

Weighted Average Periodic Rate Cap: (3)                                    1.54%

Weighted Average Gross Maximum Lifetime Rate: (3)                         13.65%


(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.
(3) Represents the weighted average of the mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                               Pct. Of               Weighted            Weighted   Weighted
                                               Pool By    Weighted     Avg.     Avg.       Avg.       Avg.
 Current Principal   Number Of   Principal    Principal  Avg. Gross  Current  Principal  Original   Combined  Pct. Full  Pct. Owner
      Balance          Loans      Balance      Balance     Coupon      FICO    Balance     LTV        LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000            4      $261,347       0.21%      8.199%      623   $65,337     73.98%     73.98%     46.59%      75.28%
$75,001 - $100,000          35     3,180,576       2.54       6.814       659    90,874     81.62      98.65      66.31      100.00
$100,001 - $125,000         68     7,768,374       6.19       6.856       650   114,241     80.98      96.22      67.56      100.00
$125,001 - $150,000         96    13,403,272      10.68       6.886       648   139,617     80.94      92.94      59.54       98.05
$150,001 - $200,000        141    24,994,307      19.93       6.721       662   177,265     78.72      91.11      43.34       99.25
$200,001 - $250,000        104    23,240,774      18.53       6.630       674   223,469     81.03      93.21      38.43      100.00
$250,001 - $300,000         90    24,812,595      19.78       6.533       677   275,696     79.69      90.46      28.65      100.00
$300,001 - $350,000         61    19,835,007      15.81       6.445       669   325,164     80.83      91.51      32.12       96.92
$350,001 - $400,000         18     6,558,964       5.23       6.610       685   364,387     83.55      91.22      38.40      100.00
$400,001 - $450,000          1       402,750       0.32       6.800       736   402,750     90.00      90.00       0.00      100.00
$450,001 - $500,000          1       456,000       0.36       6.575       639   456,000     80.00     100.00     100.00      100.00
$500,001 - $550,000          1       526,500       0.42       6.900       611   526,500     90.00      90.00       0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                     620  $125,440,465     100.00%      6.650%      667  $202,323     80.46%     92.13%     41.20%      99.10%
====================================================================================================================================


                          Distribution by Current Rate

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
 Current Rate     Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00% & Below           8    $2,279,191       1.82%       4.697%       740   $284,899     75.09%     84.61%      13.70%      100.00%
5.01 - 5.50%           17     4,170,198       3.32        5.329        690    245,306     73.50      81.18       44.19       100.00
5.51 - 6.00%           91    20,426,357      16.28        5.830        679    224,465     75.79      88.03       44.98       100.00
6.01 - 6.50%          126    25,870,237      20.62        6.314        670    205,319     79.65      94.76       46.92       100.00
6.51 - 7.00%          209    41,484,395      33.07        6.797        661    198,490     80.98      92.86       44.29        98.53
7.01 - 7.50%           91    16,169,437      12.89        7.253        653    177,686     83.27      94.08       41.07        98.84
7.51 - 8.00%           55    11,271,388       8.99        7.745        668    204,934     85.29      93.21       19.96        97.68
8.01% & Above          23     3,769,262       3.00        8.547        634    163,881     89.90      93.44       24.66        98.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%      41.20%       99.10%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                              Distribution by FICO

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
      FICO        Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 & Above             4      $877,700       0.70%       7.113%       789   $219,425     83.13%     96.87%       0.00%      100.00%
760 - 779              15     3,523,443       2.81        5.957        768    234,896     81.23      91.57       27.89        94.69
740 - 759              26     5,919,871       4.72        6.319        748    227,687     80.88      95.58       20.51        94.85
720 - 739              50    11,581,112       9.23        6.370        728    231,622     81.26      96.67        9.07        98.87
700 - 719              49    10,003,880       7.98        6.535        709    204,161     79.87      93.28       10.24       100.00
680 - 699              69    14,331,478      11.42        6.629        691    207,703     81.58      96.07       27.06        99.08
660 - 679              79    17,342,764      13.83        6.638        668    219,529     80.67      93.06       28.79       100.00
640 - 659             113    20,537,551      16.37        6.824        649    181,748     78.93      90.55       40.16        98.51
620 - 639              98    19,298,453      15.38        6.681        630    196,923     80.60      90.02       69.64       100.00
600 - 619              83    15,710,418      12.52        6.802        610    189,282     80.29      88.02       72.17        99.59
580 - 599              33     6,208,196       4.95        7.015        591    188,127     80.54      88.93       87.05       100.00
560 - 579               1       105,600       0.08        6.825        579    105,600     80.00      80.00      100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%      41.20%       99.10%
====================================================================================================================================


                          Distribution by Original LTV

                                            Pct. Of                 Weighted             Weighted   Weighted
                                            Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                  Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
    Original LTV    Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below            3      $379,200       0.30%       6.047%       621   $126,400     37.24%     37.24%     15.82%     100.00%
40.01 - 50.00%           10     1,865,484       1.49        6.471        660    186,548     47.25      47.25      29.62      100.00
50.01 - 60.00%           10     2,164,750       1.73        5.794        653    216,475     56.36      56.36      54.06      100.00
60.01 - 70.00%           24     5,709,932       4.55        5.865        644    237,914     67.21      68.39      38.12      100.00
70.01 - 80.00%          423    83,306,341      66.41        6.562        672    196,942     79.57      96.81      41.00      100.00
80.01 - 85.00%           40     8,243,290       6.57        6.596        670    206,082     84.42      86.33      35.53       95.50
85.01 - 90.00%           83    18,044,899      14.39        7.156        654    217,408     89.64      89.97      49.06       95.82
90.01 - 95.00%           27     5,726,569       4.57        7.615        666    212,095     94.71      94.71      31.10      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%     41.20%      99.10%
====================================================================================================================================


                          Distribution by Document Type

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
    Document    Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
      Type        Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc              283   $51,677,579      41.20%       6.542%       641   $182,606     80.65%     92.61%     100.00%      100.00%
Limited                32     8,190,386       6.53        6.514        657    255,950     82.56      93.44        0.00        96.26
Stated Income         305    65,572,500      52.27        6.751        688    214,992     80.04      91.59        0.00        98.75
------------------------------------------------------------------------------------------------------------------------------------
Total:                620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%      41.20%       99.10%
====================================================================================================================================


                          Distribution by Loan Purpose

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
     Loan       Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
    Purpose       Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi          201   $42,595,057      33.96%       6.672%       651   $211,916     79.42%     81.75%      46.56%       99.13%
Purchase              391    78,436,619      62.53        6.639        676    200,605     81.34      98.06       37.76        99.04
Rate/term Refi         28     4,408,789       3.51        6.629        646    157,457     74.71      86.98       50.42       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%      41.20%       99.10%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Occupancy Status

                                          Pct. Of                 Weighted              Weighted   Weighted
                                          Pool By     Weighted      Avg.       Avg.       Avg.       Avg.
    Occupancy   Number Of   Principal    Principal   Avg. Gross   Current   Principal   Original   Combined   Pct. Full  Pct. Owner
      Status      Loans      Balance      Balance      Coupon       FICO     Balance      LTV        LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
Owner Occupied        614  $124,315,842      99.10%       6.643%       666    $202,469     80.38%     92.17%      41.57%     100.00%
Second Home             6     1,124,622       0.90        7.355        705     187,437     88.35      88.35        0.00        0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                620  $125,440,465     100.00%       6.650%       667    $202,323     80.46%     92.13%      41.20%      99.10%
====================================================================================================================================


                          Distribution by Property Type

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
    Property    Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
      Type        Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family             33    $8,724,722       6.96%       6.738%       686   $264,386     81.78%     91.48%      39.43%      100.00%
Condo                  75    14,485,787      11.55        6.652        673    193,144     80.29      93.66       44.23        96.16
Pud Attached           22     3,784,279       3.02        6.483        660    172,013     76.30      88.26       45.57       100.00
Pud Detached           75    14,505,875      11.56        6.721        656    193,412     81.72      93.12       58.79        99.10
Single Family         415    83,939,802      66.92        6.635        666    202,265     80.31      91.94       37.62        99.48
------------------------------------------------------------------------------------------------------------------------------------
Total:                620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%      41.20%       99.10%
====================================================================================================================================


                              Distribution by State

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
      State       Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern         157   $38,602,364      30.77%       6.452%       674   $245,875     77.67%     88.06%      28.71%       99.21%
CA - Northern         111    26,749,722      21.32        6.443        678    240,988     81.12      92.67       29.67        98.86
NV                     40     7,716,111       6.15        6.941        665    192,903     82.10      92.97       40.69       100.00
WA                     45     7,663,441       6.11        6.612        657    170,299     81.13      97.64       68.56       100.00
AZ                     44     5,972,213       4.76        6.649        642    135,732     80.45      96.64       82.01       100.00
FL                     35     5,571,614       4.44        6.976        659    159,189     84.01      93.68       49.84        97.66
CO                     26     4,152,426       3.31        6.619        652    159,709     82.51      95.41       54.85       100.00
NJ                     12     3,073,104       2.45        7.149        692    256,092     81.40      89.40       15.91       100.00
MA                     12     2,332,220       1.86        6.433        664    194,352     80.07      90.80       83.41        97.23
VA                     11     2,215,650       1.77        6.933        661    201,423     81.20      94.99       59.70       100.00
Other                 127    21,391,601      17.05        7.017        654    168,438     82.32      94.47       49.35        98.51
------------------------------------------------------------------------------------------------------------------------------------
Total:                620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%      41.20%       99.10%
====================================================================================================================================


                            Distribution by Zip Code

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
   Zip Code       Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
91335                   6    $1,690,325       1.35%       6.120%       680   $281,721     80.00%     97.25%       0.00%      100.00%
92336                   4     1,004,255       0.80        6.368        669    251,064     75.42      88.93       35.45       100.00
94531                   3       990,200       0.79        6.241        685    330,067     81.71      94.88        0.00       100.00
94509                   3       921,600       0.73        6.350        670    307,200     80.00      99.95       31.51       100.00
94806                   3       908,450       0.72        5.660        716    302,817     78.12      84.27        0.00       100.00
89031                   4       899,097       0.72        6.910        664    224,774     83.00      87.66       26.69       100.00
98208                   4       825,680       0.66        6.407        650    206,420     76.65      92.36       71.81       100.00
92376                   4       789,621       0.63        6.313        683    197,405     78.91      83.37        0.00       100.00
95351                   4       771,900       0.62        6.751        671    192,975     84.14      95.86       55.33       100.00
90018                   2       761,950       0.61        6.635        719    380,975     85.29      94.71        0.00       100.00
Other                 583   115,877,388      92.38        6.675        666    198,761     80.48      92.11       42.95        99.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%      41.20%       99.10%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                  Distribution by Remaining Months to Maturity


                                          Pct. Of                 Weighted              Weighted   Weighted
   Remaining                              Pool By     Weighted      Avg.       Avg.       Avg.       Avg.
   Months To    Number Of   Principal    Principal   Avg. Gross   Current   Principal   Original   Combined   Pct. Full  Pct. Owner
   Maturity       Loans      Balance      Balance      Coupon       FICO     Balance      LTV        LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 300              14    $3,658,747       2.92%       5.016%       737    $261,339     81.43%     91.96%      19.92%     100.00%
301 - 360             606   121,781,718      97.08        6.699        665     200,960     80.43      92.14       41.84       99.08
------------------------------------------------------------------------------------------------------------------------------------
Total:                620  $125,440,465     100.00%       6.650%       667    $202,323     80.46%     92.13%      41.20%      99.10%
====================================================================================================================================


                        Distribution by Amortization Type

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
  Amortization  Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
      Type        Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YEAR ARM            581  $117,238,714      93.46%       6.698%       664   $201,788     80.51%     92.27%      41.56%       99.04%
3 YEAR ARM             25     4,543,003       3.62        6.711        676    181,720     78.23      88.66       48.95       100.00
1 MONTH ARM            14     3,658,747       2.92        5.016        737    261,339     81.43      91.96       19.92       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%      41.20%       99.10%
====================================================================================================================================

                         Distribution by Prepayment Term

                                          Pct. Of                 Weighted             Weighted   Weighted
  Prepayment                              Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
     Term       Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
   (Months)       Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                      79   $17,175,632      13.69%       6.752%       680   $217,413     81.56%     91.97%      34.05%      100.00%
12                     19     4,195,574       3.34        6.868        665    220,820     78.07      87.59       38.73       100.00
24                    507   101,588,776      80.99        6.629        665    200,372     80.46      92.50       42.19        98.89
36                     15     2,480,483       1.98        6.434        664    165,366     76.63      85.86       53.95       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%      41.20%       99.10%
====================================================================================================================================


                          Distribution by Periodic Cap

                                          Pct. Of                 Weighted              Weighted   Weighted
                                          Pool By     Weighted      Avg.       Avg.       Avg.       Avg.
  Periodic      Number Of   Principal    Principal   Avg. Gross   Current   Principal   Original   Combined   Pct. Full  Pct. Owner
     Cap          Loans      Balance      Balance      Coupon       FICO     Balance      LTV        LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.50%                 606  $121,781,718      97.08%       6.699%       665    $200,960     80.43%     92.14%      41.84%      99.08%
3.00%                  14     3,658,747       2.92        5.016        737     261,339     81.43      91.96       19.92      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                620  $125,440,465     100.00%       6.650%       667    $202,323     80.46%     92.13%      41.20%      99.10%
====================================================================================================================================

                      Distribution by Months to Rate Reset

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Months To       Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
Rate Reset        Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 10 & Below            14    $3,658,747       2.92%       5.016%       737   $261,339     81.43%     91.96%      19.92%      100.00%
 11 - 20              119    26,496,935      21.12        6.805        681    222,663     82.22      94.34        6.75        98.35
 21 - 30              464    91,193,779      72.70        6.660        660    196,538     79.93      91.53       51.47        99.25
 31 - 40               23     4,091,003       3.26        6.864        671    177,870     79.90      91.48       54.36       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:               620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%      41.20%       99.10%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Maximum Lifetime Rate

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
   Maximum      Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
 Lifetime Rate    Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.50 - 11.99%          2      $612,250       0.49%       4.946%       699   $306,125     61.05%     61.05%      51.00%      100.00%
12.00 - 12.49%         22     5,636,167       4.49        5.126        712    256,189     77.29      86.14       32.06       100.00
12.50 - 12.99%         84    18,620,928      14.84        5.803        678    221,678     75.50      87.53       47.69       100.00
13.00 - 13.49%        115    23,751,148      18.93        6.255        667    206,532     78.74      93.58       49.27       100.00
13.50 - 13.99%        215    43,425,909      34.62        6.759        663    201,981     81.22      93.63       43.55        99.30
14.00 - 14.49%         98    17,391,133      13.86        7.208        656    177,461     82.45      93.54       36.45        97.17
14.50 - 14.99%         59    11,983,968       9.55        7.720        666    203,118     85.31      92.88       22.39        97.81
15.00 - 15.49%         14     2,231,783       1.78        8.301        636    159,413     88.24      95.25       36.78       100.00
15.50 - 15.99%          9     1,533,879       1.22        8.690        633    170,431     92.21      92.47       14.55       100.00
16.00% & Above          2       253,300       0.20        9.308        638    126,650     85.00      85.00        0.00        74.50
------------------------------------------------------------------------------------------------------------------------------------
Total:                620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%      41.20%       99.10%
====================================================================================================================================


                      Distribution by Minimum Lifetime Rate

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
    Minimum     Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
Lifetime Rate     Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.00 - 4.49%           5    $1,328,641       1.06%       4.537%       755   $265,728     79.05%     95.37%       0.00%      100.00%
 4.50 - 4.99%           6     1,648,277       1.31        5.042        718    274,713     74.70      80.33       18.94       100.00
 5.00 - 5.49%          11     2,781,271       2.22        5.317        687    252,843     73.91      79.77       58.78       100.00
 5.50 - 5.99%          86    19,111,157      15.24        5.800        679    222,223     75.62      87.48       47.37       100.00
 6.00 - 6.49%         115    23,751,148      18.93        6.255        667    206,532     78.74      93.58       49.27       100.00
 6.50 - 6.99%         215    43,425,909      34.62        6.759        663    201,981     81.22      93.63       43.55        99.30
 7.00 - 7.49%          98    17,391,133      13.86        7.208        656    177,461     82.45      93.54       36.45        97.17
 7.50 - 7.99%          59    11,983,968       9.55        7.720        666    203,118     85.31      92.88       22.39        97.81
 8.00 - 8.49%          14     2,231,783       1.78        8.301        636    159,413     88.24      95.25       36.78       100.00
 8.50% & Above         11     1,787,179       1.42        8.778        634    162,471     91.19      91.41       12.49        96.39
------------------------------------------------------------------------------------------------------------------------------------
 Total:               620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%      41.20%       99.10%
====================================================================================================================================


                             Distribution by Margin

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
      Margin      Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.99% & Below           1      $199,920       0.16%       6.550%       661   $199,920     80.00%    100.00%     100.00%      100.00%
2.50 - 2.99%            2       571,883       0.46        4.375        730    285,942     73.33      94.81        0.00       100.00
3.00 - 3.49%            5     1,295,042       1.03        4.892        752    259,008     78.54      85.80       15.44       100.00
3.50 - 3.99%            9     2,325,353       1.85        5.575        724    258,373     81.27      92.18       31.37       100.00
4.00 - 4.49%            1       172,228       0.14        5.850        673    172,228     84.85     100.00      100.00       100.00
4.50 - 4.99%            1       209,207       0.17        6.700        735    209,207     80.00     100.00        0.00       100.00
5.00 - 5.49%          314    58,846,607      46.91        6.580        647    187,410     80.85      92.88       75.48        99.37
5.50 - 5.99%          285    61,460,052      49.00        6.814        681    215,649     80.08      91.45        9.57        98.77
6.00% & Above           2       360,173       0.29        7.273        631    180,086     91.00      91.00       22.54       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%      41.20%       99.10%
====================================================================================================================================


                      Distribution by First Adjustment Cap

                                          Pct. Of                 Weighted              Weighted   Weighted
       First                              Pool By     Weighted      Avg.       Avg.       Avg.       Avg.
    Adjustment  Number Of   Principal    Principal   Avg. Gross   Current   Principal   Original   Combined   Pct. Full  Pct. Owner
        Cap       Loans      Balance      Balance      Coupon       FICO     Balance      LTV        LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.50%                 606  $121,781,718      97.08%       6.699%       665    $200,960     80.43%     92.14%      41.84%      99.08%
3.00%                  14     3,658,747       2.92        5.016        737     261,339     81.43      91.96       19.92      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                620  $125,440,465     100.00%       6.650%       667    $202,323     80.46%     92.13%      41.20%      99.10%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Periodic Lifetime Cap

                                            Pct. Of                 Weighted             Weighted   Weighted
                                            Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
   Periodic       Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Lifetime Cap       Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
6.01 - 6.50%              2      $490,228       0.39%       5.688%       695   $245,114     80.12%     85.44%     35.13%     100.00%
6.51 - 7.00%            610   122,910,416      97.98        6.681        666    201,492     80.46      92.12      41.60       99.09
7.01 - 7.50%              6     1,467,938       1.17        5.233        740    244,656     82.89      94.37      25.40      100.00
7.51% & Above             2       571,883       0.46        4.375        730    285,942     73.33      94.81       0.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                  620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%     41.20%      99.10%
====================================================================================================================================


                       Distribution by Interest Only Loans

                                          Pct. Of                 Weighted             Weighted   Weighted
  Interest                                Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
    Only        Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
    Loans         Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Yes                   620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%      41.20%       99.10%
------------------------------------------------------------------------------------------------------------------------------------
Total:                620  $125,440,465     100.00%       6.650%       667   $202,323     80.46%     92.13%      41.20%       99.10%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group II Mortgage Loans (1)

Scheduled Principal Balance:                                       $374,545,495

Number of Mortgage Loans:                                                 1,473

Average Scheduled Principal Balance:                                   $254,274

Interest Only Loans:                                                        100%

Weighted Average Gross Coupon:                                            6.612%

Weighted Average Net Coupon: (2)                                          6.106%

Weighted Average Original FICO Score:                                       669

Weighted Average Original LTV Ratio:                                      80.84%

Weighted Average Stated Remaining Term (months):                            354

Weighted Average Seasoning (months):                                          3

Weighted Average Months to Roll: (3)                                         21

Weighted Average Gross Margin: (3)                                         5.31%

Weighted Average Initial Rate Cap: (3)                                     1.59%

Weighted Average Periodic Rate Cap: (3)                                    1.59%

Weighted Average Gross Maximum Lifetime Rate: (3)                         13.61%


(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.
(3) Represents the weighted average of the mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                               Pct. Of               Weighted             Weighted  Weighted
                                               Pool By    Weighted     Avg.      Avg.       Avg.      Avg.
 Current Principal   Number Of   Principal    Principal  Avg. Gross  Current   Principal  Original  Combined  Pct. Full  Pct. Owner
      Balance          Loans      Balance      Balance     Coupon      FICO     Balance     LTV       LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000            6      $391,458       0.10%      8.008%      635    $65,243     84.83%    89.57%     53.71%     100.00%
$75,001 - $100,000          66     6,028,737       1.61       6.933       656     91,344     80.97     94.03      61.88      100.00
$100,001 - $125,000        120    13,546,661       3.62       6.804       651    112,889     80.11     95.17      64.26      100.00
$125,001 - $150,000        146    20,054,363       5.35       6.956       651    137,359     81.68     95.66      56.28       98.65
$150,001 - $200,000        265    46,792,371      12.49       6.742       664    176,575     80.36     92.73      47.21       99.26
$200,001 - $250,000        204    45,824,315      12.23       6.693       666    224,629     79.50     90.76      43.14      100.00
$250,001 - $300,000        197    54,240,003      14.48       6.522       671    275,330     79.57     88.85      35.56      100.00
$300,001 - $350,000        147    48,013,480      12.82       6.651       668    326,622     80.64     89.35      28.99       95.17
$350,001 - $400,000        153    57,537,298      15.36       6.563       676    376,061     82.05     91.79      28.68       98.72
$400,001 - $450,000         77    32,880,819       8.78       6.576       679    427,024     82.59     90.07      27.18      100.00
$450,001 - $500,000         45    21,712,929       5.80       6.557       665    482,510     81.84     87.90      33.48       97.91
$500,001 - $550,000         19    10,074,268       2.69       6.138       678    530,225     79.77     86.04      57.66      100.00
$550,001 - $600,000         14     8,118,479       2.17       6.481       667    579,891     81.54     88.27      49.96      100.00
$600,001 - $650,000          9     5,621,814       1.50       5.271       705    624,646     82.50     87.90      10.89       88.93
$650,001 - $700,000          2     1,364,000       0.36       6.197       713    682,000     80.00     85.04      50.44      100.00
$700,001 - $750,000          2     1,455,500       0.39       6.919       639    727,750     84.14     87.35      51.53      100.00
$850,001 - $900,000          1       889,000       0.24       6.400       591    889,000     77.30     89.34     100.00      100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                   1,473  $374,545,495     100.00%      6.612%      669   $254,274     80.84%    90.69%     38.58%      98.73%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
 Current Rate     Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
5.00% & Below          39   $14,138,136       3.77%       4.824%       714   $362,516     78.48%     86.54%      20.62%       92.33%
5.01 - 5.50%           52    17,258,837       4.61        5.306        702    331,901     77.25      84.81       42.56        95.07
5.51 - 6.00%          202    57,692,186      15.40        5.849        675    285,605     75.85      85.80       54.22       100.00
6.01 - 6.50%          350    87,600,378      23.39        6.326        671    250,287     79.32      91.67       46.76       100.00
6.51 - 7.00%          404    99,040,132      26.44        6.788        667    245,149     81.88      92.04       35.35        97.80
7.01 - 7.50%          222    50,824,392      13.57        7.255        656    228,939     82.77      93.30       32.93       100.00
7.51 - 8.00%          133    31,644,228       8.45        7.761        653    237,927     86.03      92.41       26.17        98.53
8.01% & Above          71    16,347,207       4.36        8.460        638    230,242     90.17      92.95       12.11        98.97
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%      38.58%       98.73%
====================================================================================================================================


                              Distribution by FICO

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
      FICO        Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
780 & Above            11    $3,714,387       0.99%       6.604%       790   $337,672     84.04%     96.77%      53.16%      100.00%
760 - 779              39    11,043,205       2.95        6.225        769    283,159     79.35      93.44       30.83       100.00
740 - 759              70    19,604,088       5.23        6.255        749    280,058     82.50      95.22       10.10        97.34
720 - 739              91    27,565,171       7.36        6.021        728    302,914     81.61      94.80       17.09        95.97
700 - 719             133    35,581,662       9.50        6.322        709    267,531     80.40      94.26       18.65        98.25
680 - 699             160    40,712,761      10.87        6.555        689    254,455     80.17      92.75       25.25        99.65
660 - 679             245    63,182,124      16.87        6.563        669    257,886     80.68      91.31       32.76        98.36
640 - 659             246    61,184,146      16.34        6.852        650    248,716     81.45      90.84       36.54        98.13
620 - 639             229    54,719,591      14.61        6.857        629    238,950     81.33      87.56       53.81       100.00
600 - 619             175    40,802,458      10.89        6.926        609    233,157     81.10      85.58       67.58        99.59
580 - 599              71    15,490,901       4.14        6.748        591    218,182     77.50      83.83       95.19       100.00
560 - 579               3       945,000       0.25        6.826        573    315,000     61.12      61.12       74.60       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%      38.58%       98.73%
====================================================================================================================================


                          Distribution by Original LTV

                                            Pct. Of                 Weighted             Weighted   Weighted
                                            Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                  Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
    Original LTV    Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
40.00% & Below            4      $552,536       0.15%       6.000%       667   $138,134     36.50%     36.50%     20.01%     100.00%
40.01 - 50.00%           16     3,976,449       1.06        5.890        663    248,528     47.65      47.65      38.15      100.00
50.01 - 60.00%           33     8,933,147       2.39        6.203        635    270,701     55.74      57.00      51.11      100.00
60.01 - 70.00%           64    18,467,773       4.93        6.097        650    288,559     67.12      67.77      27.41       95.65
70.01 - 80.00%          945   225,422,632      60.19        6.506        674    238,542     79.34      94.92      40.14       99.26
80.01 - 85.00%          111    37,791,820      10.09        6.234        682    340,467     84.48      88.47      25.58       96.13
85.01 - 90.00%          202    52,953,597      14.14        7.170        654    262,147     89.71      89.80      37.75       99.07
90.01 - 95.00%           98    26,447,542       7.06        7.549        655    269,873     94.63      94.63      49.61       98.78
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%     38.58%      98.73%
====================================================================================================================================


                          Distribution by Document Type

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
    Document    Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
      Type        Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Full Doc              632  $144,510,945      38.58%       6.468%       648   $228,657     80.93%     90.75%     100.00%       99.43%
Limited                50    14,051,228       3.75        6.716        641    281,025     82.95      89.96        0.00       100.00
Stated Income         791   215,983,322      57.67        6.701        684    273,051     80.65      90.70        0.00        98.18
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%      38.58%       98.73%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
     Loan       Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
    Purpose       Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refi          520  $144,934,513      38.70%       6.591%       648   $278,720     79.76%     81.21%      43.82%       98.76%
Purchase              888   215,085,572      57.43        6.648        682    242,213     81.71      97.36       33.64        98.63
Rate/term Refi         65    14,525,411       3.88        6.276        666    223,468     78.79      86.54       59.53       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%      38.58%       98.73%
====================================================================================================================================


                        Distribution by Occupancy Status

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
    Occupancy   Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
      Status      Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Non Owner               1      $368,700       0.10%       6.650%       665   $368,700     79.98%     79.98%       0.00%        0.00%
Owner Occupied      1,458   369,797,835      98.73        6.617        668    253,634     80.86      90.82       38.86       100.00
Second Home            14     4,378,961       1.17        6.185        692    312,783     79.76      80.91       18.66         0.00
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%      38.58%       98.73%
====================================================================================================================================


                          Distribution by Property Type

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
    Property    Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
      Type        Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family             69   $21,770,368       5.81%       6.544%       681   $315,513     80.15%     89.89%      32.42%       95.72%
Condo                 160    37,276,637       9.95        6.640        672    232,979     80.37      92.53       41.75        97.87
Pud Attached           46     9,624,852       2.57        6.693        663    209,236     82.57      94.80       45.92       100.00
Pud Detached          160    39,059,298      10.43        6.805        658    244,121     82.81      92.33       42.51        97.80
Single Family       1,038   266,814,341      71.24        6.582        669    257,047     80.61      90.11       37.80        99.19
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%      38.58%       98.73%
====================================================================================================================================


                              Distribution by State

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
      State       Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
CA - Southern         444  $132,282,523      35.32%       6.440%       674   $297,934     79.18%     87.84%      31.69%       99.29%
CA - Northern         315   100,816,903      26.92        6.403        679    320,054     81.55      92.20       31.55        99.21
NV                     72    16,070,495       4.29        6.949        657    223,201     81.11      92.09       35.85        97.86
WA                     76    14,608,565       3.90        6.705        659    192,218     81.41      94.23       45.82       100.00
FL                     83    14,245,151       3.80        6.952        659    171,628     82.19      90.96       40.86        92.78
MA                     38    10,784,789       2.88        6.816        659    283,810     80.72      89.79       49.93       100.00
AZ                     66    10,074,902       2.69        6.735        658    152,650     81.88      94.38       56.00        96.67
CO                     56     9,308,418       2.49        6.689        650    166,222     81.84      95.41       56.83       100.00
NJ                     23     7,237,840       1.93        6.964        653    314,689     80.21      86.13       50.07       100.00
NY                     20     6,980,404       1.86        6.737        673    349,020     80.49      87.69       37.33        90.30
Other                 280    52,135,504      13.92        7.081        653    186,198     82.87      93.18       57.46        98.80
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%      38.58%       98.73%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
   Zip Code       Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
91335                   7    $2,279,300       0.61%       6.896%       652   $325,614     82.51%     93.02%       0.00%      100.00%
93065                   6     2,125,250       0.57        5.952        692    354,208     78.64      89.27       72.86       100.00
95121                   5     2,111,387       0.56        6.126        718    422,277     82.89      94.27        0.00        78.46
95376                   6     2,056,445       0.55        5.695        692    342,741     83.19      88.51       28.78       100.00
93906                   5     1,968,550       0.53        7.094        647    393,710     79.60      83.46       12.14       100.00
95023                   4     1,854,570       0.50        5.421        734    463,642     81.69      94.30       28.25       100.00
90650                   6     1,842,299       0.49        6.529        657    307,050     82.32      92.27       47.28       100.00
94801                   6     1,793,749       0.48        6.538        652    298,958     84.95      96.56       40.17       100.00
93905                   5     1,679,000       0.45        6.722        685    335,800     75.28      84.19        0.00       100.00
94565                   6     1,670,798       0.45        6.703        667    278,466     81.10      94.38       19.15       100.00
Other               1,417   355,164,146      94.83        6.625        668    250,645     80.82      90.67       39.33        98.79
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%      38.58%       98.73%
====================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                          Pct. Of                 Weighted              Weighted   Weighted
   Remaining                              Pool By     Weighted      Avg.       Avg.       Avg.       Avg.
   Months To    Number Of   Principal    Principal   Avg. Gross   Current   Principal   Original   Combined   Pct. Full  Pct. Owner
   Maturity       Loans      Balance      Balance      Coupon       FICO     Balance      LTV        LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
241 - 300              57   $21,297,928       5.69%       5.031%       720    $373,648     80.33%     89.65%      10.09%      93.05%
301 - 360           1,416   353,247,568      94.31        6.707        666     249,469     80.87      90.75       40.30       99.07
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,473  $374,545,495     100.00%       6.612%       669    $254,274     80.84%     90.69%      38.58%      98.73%
====================================================================================================================================


                        Distribution by Amortization Type

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
  Amortization  Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
      Type        Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
2 YEAR ARM          1,345  $334,471,848      89.30%       6.712%       666   $248,678     81.00%     91.11%      39.96%       99.22%
3 YEAR ARM             71    18,775,720       5.01        6.618        663    264,447     78.70      84.38       46.43        96.49
1 MONTH ARM            57    21,297,928       5.69        5.031        720    373,648     80.33      89.65       10.09        93.05
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%      38.58%       98.73%
====================================================================================================================================


                         Distribution by Prepayment Term

                                          Pct. Of                 Weighted             Weighted   Weighted
  Prepayment                              Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
     Term       Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
   (Months)       Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
0                     228   $64,840,048      17.31%       6.489%       679   $284,386     80.86%     90.59%      33.92%       96.67%
12                     32     8,684,913       2.32        6.958        667    271,404     78.71      90.12       36.30       100.00
24                  1,156   286,296,598      76.44        6.630        667    247,661     80.99      91.13       39.31        99.33
36                     57    14,723,936       3.93        6.592        663    258,315     79.18      83.03       46.26        95.52
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%      38.58%       98.73%
====================================================================================================================================


                          Distribution by Periodic Cap

                                          Pct. Of                 Weighted              Weighted   Weighted
                                          Pool By     Weighted      Avg.       Avg.       Avg.       Avg.
  Periodic      Number Of   Principal    Principal   Avg. Gross   Current   Principal   Original   Combined   Pct. Full  Pct. Owner
     Cap          Loans      Balance      Balance      Coupon       FICO     Balance      LTV        LTV         Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.50%               1,416  $353,247,568      94.31%       6.707%       666    $249,469     80.87%     90.75%      40.30%      99.07%
3.00%                  57    21,297,928       5.69        5.031        720     373,648     80.33      89.65       10.09       93.05
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,473  $374,545,495     100.00%       6.612%       669    $254,274     80.84%     90.69%      38.58%      98.73%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Months To       Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
Rate Reset        Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 10 & Below            57   $21,297,928       5.69%       5.031%       720   $373,648     80.33%     89.65%      10.09%       93.05%
 11 - 20              336    97,885,470      26.13        6.849        680    291,326     82.65      92.66        4.95        98.78
 21 - 30            1,019   238,856,612      63.77        6.651        660    234,403     80.35      90.49       54.17        99.41
 31 - 40               61    16,505,485       4.41        6.681        660    270,582     77.99      83.28       49.29        96.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:             1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%      38.58%       98.73%
====================================================================================================================================


                      Distribution by Maximum Lifetime Rate

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
   Maximum      Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
 Lifetime Rate    Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
11.50 - 11.99%          9    $2,891,589       0.77%       4.963%       670   $321,288     71.07%     71.07%      85.65%      100.00%
12.00 - 12.49%         77    26,735,498       7.14        5.084        714    347,214     79.07      87.63       23.14        92.76
12.50 - 12.99%        191    54,252,052      14.48        5.819        675    284,042     75.46      85.54       57.55       100.00
13.00 - 13.49%        321    79,817,133      21.31        6.277        670    248,652     79.17      91.19       46.70       100.00
13.50 - 13.99%        433   108,588,831      28.99        6.747        668    250,783     81.52      91.99       36.45        97.99
14.00 - 14.49%        219    49,881,889      13.32        7.216        657    227,771     82.97      93.48       33.66       100.00
14.50 - 14.99%        149    35,280,297       9.42        7.723        655    236,781     85.46      92.31       24.07        98.68
15.00 - 15.49%         45    10,867,486       2.90        8.228        639    241,500     89.27      93.05       15.09       100.00
15.50 - 15.99%         21     4,750,317       1.27        8.682        636    226,206     91.37      93.30       17.89       100.00
16.00% & Above          8     1,480,404       0.40        9.218        622    185,050     92.67      92.67        0.00        88.66
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%      38.58%       98.73%
====================================================================================================================================


                      Distribution by Minimum Lifetime Rate

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
    Minimum     Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
Lifetime Rate     Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
 4.00 - 4.49%          11    $4,922,422       1.31%       4.640%       722   $447,493     82.39%     91.04%       0.00%       80.54%
 4.50 - 4.99%          28    10,267,802       2.74        5.021        714    366,707     78.10      85.88       25.90        96.65
 5.00 - 5.49%          38    11,782,399       3.15        5.192        706    310,063     76.62      84.08       44.74        94.62
 5.50 - 5.99%         200    56,906,516      15.19        5.806        676    284,533     75.62      85.55       56.16       100.00
 6.00 - 6.49%         321    79,817,133      21.31        6.277        670    248,652     79.17      91.19       46.70       100.00
 6.50 - 6.99%         433   108,588,831      28.99        6.747        668    250,783     81.52      91.99       36.45        97.99
 7.00 - 7.49%         219    49,881,889      13.32        7.216        657    227,771     82.97      93.48       33.66       100.00
 7.50 - 7.99%         149    35,280,297       9.42        7.723        655    236,781     85.46      92.31       24.07        98.68
 8.00 - 8.49%          45    10,867,486       2.90        8.228        639    241,500     89.27      93.05       15.09       100.00
 8.50% & Above         29     6,230,721       1.66        8.810        633    214,852     91.68      93.15       13.64        97.31
------------------------------------------------------------------------------------------------------------------------------------
 Total:             1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%      38.58%       98.73%
====================================================================================================================================


                             Distribution by Margin

                                          Pct. Of                 Weighted             Weighted   Weighted
                                          Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
      Margin      Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.99% & Below           3      $884,371       0.24%       7.404%       644   $294,790     83.85%     96.15%      16.74%      100.00%
2.50 - 2.99%            7     2,971,330       0.79        4.468        718    424,476     79.48      81.95        6.16        79.05
3.00 - 3.49%           20     7,590,430       2.03        5.031        733    379,522     80.78      91.29        8.07        91.05
3.50 - 3.99%           30    10,132,261       2.71        5.379        717    337,742     81.00      91.47       15.63        98.24
4.00 - 4.49%           10     3,169,843       0.85        5.975        668    316,984     78.97      85.93       32.58       100.00
4.50 - 4.99%            3       562,400       0.15        6.781        632    187,467     83.67      89.90       61.24       100.00
5.00 - 5.49%          666   155,468,971      41.51        6.559        653    233,437     81.28      91.67       75.38        99.79
5.50 - 5.99%          719   190,182,680      50.78        6.821        676    264,510     80.50      90.16       11.61        98.45
6.00% & Above          15     3,583,209       0.96        6.710        657    238,881     81.46      83.05       37.37       100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%      38.58%       98.73%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by First Adjustment Cap

                                          Pct. Of                 Weighted             Weighted   Weighted
       First                              Pool By     Weighted      Avg.       Avg.      Avg.       Avg.
    Adjustment  Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
        Cap       Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
1.50%               1,416  $353,247,568      94.31%       6.707%       666    $249,469    80.87%     90.75%      40.30%       99.07%
3.00%                  57    21,297,928       5.69        5.031        720     373,648    80.33      89.65       10.09        93.05
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,473  $374,545,495     100.00%       6.612%       669    $254,274    80.84%     90.69%      38.58%       98.73%
====================================================================================================================================


                      Distribution by Periodic Lifetime Cap

                                            Pct. Of                 Weighted             Weighted   Weighted
                                            Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
      Periodic    Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
    Lifetime Cap    Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
------------------------------------------------------------------------------------------------------------------------------------
6.01 - 6.50%              9    $2,654,464       0.71%       5.541%       685   $294,940     78.81%     85.80%     27.59%     100.00%
6.51 - 7.00%          1,437   362,307,361      96.73        6.663        667    252,128     80.86      90.72      39.37       99.04
7.01 - 7.50%             22     7,283,754       1.94        5.128        721    331,080     80.53      94.22      15.43       91.14
7.51% & Above             5     2,299,917       0.61        4.409        713    459,983     80.92      80.92       0.00       72.93
------------------------------------------------------------------------------------------------------------------------------------
Total:                1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%     38.58%      98.73%
====================================================================================================================================


                       Distribution by Interest Only Loans

                                          Pct. Of                 Weighted             Weighted   Weighted
     Interest                             Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
       Only     Number Of   Principal    Principal   Avg. Gross   Current   Principal  Original   Combined   Pct. Full   Pct. Owner
       Loans      Loans      Balance      Balance      Coupon       FICO     Balance     LTV        LTV         Doc       Occupied
------------------------------------------------------------------------------------------------------------------------------------
Yes                 1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%      38.58%       98.73%
------------------------------------------------------------------------------------------------------------------------------------
Total:              1,473  $374,545,495     100.00%       6.612%       669   $254,274     80.84%     90.69%      38.58%       98.73%
====================================================================================================================================


The securities described herein will not be registered with the Securities and Exchange Commission but will be sold pursuant to Rule 144A under the Securities Act of 1933. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. All information in this Term Sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final offering circular for any securities actually sold to you. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any US federal income tax benefits without Goldman, Sachs & Co. imposing any limitation of any kind.


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